                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 27, 2003

                                 WATERLINK, INC.
             (Exact Name of Registrant as Specified in its Charter)

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
   Delaware                                       1-13041                            34-1788678
(State or Other                             (Commission File Number)               (I.R.S. Employer
Jurisdiction of                                                                    Identification No.)
Incorporation)
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                        ---------------------------------

                            835 North Cassady Avenue
                              Columbus, Ohio 43219
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                        ---------------------------------

                                  614-258-9501
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On June 27, 2003, Waterlink, Inc. (the "Registrant") filed a voluntary petition for reorganization under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Registrant is also seeking an order of the Bankruptcy Court to obtain the use of certain cash collateral, which it expects will support all current operations and satisfy all customer needs. The Registrant remains in possession of its assets and properties, and it continues to operate its business and manage its properties as "debtors-in-possession" pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. The Company's non-US operating affiliate, Sutcliffe Speakman Limited, is not expected to be affected by the filing.

         A copy of the press release announcing the foregoing is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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
             99.2     Press Release, dated June 27, 2003, reporting the Registrant's filing of bankruptcy.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WATERLINK, INC.


Dated:   June 27, 2003                    By:      /s/ Donald A. Weidig
                                                   --------------------
                                                   Donald A. Weidig
                                                   Chief Financial Officer

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